LONG-TERM DEBT (Tables)	12 Months Ended
Mar. 31, 2024
Debt instruments held [abstract]
Disclosure of long-term debt [Table Text Block]
	March 31, 2024 $	March 31, 2023 $

First mortgage payable in monthly installments of $43,764 (2023 - $85,504) including interest at 5% per annum, due October 1, 2025, with land and building, having a net book value of $1,910,158 (March 31, 2023: $2,012,414), pledged as collateral	757,727	998,080
Less current portion	(498,613)	(998,080)
Total long-term debt	259,114	-